UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                ----------------------------------

                             FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                              of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):November 17, 1997
                                                 -----------------


                      PARKWAY PROPERTIES, INC.
------------------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



Maryland                     1-11533                  74-2123597
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(State or other      (Commission File Number)        (IRS Employer
jurisdiction of                                     Identification
incorporation)                                          Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                39225-4647
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (601) 948-4091
                                                    --------------


------------------------------------------------------------------
   (Former name or former address, if changed since last report)

                            FORM 8-K

                     PARKWAY PROPERTIES, INC.


Item 2.  Acquisition or Disposition of Assets.

     On November 17, 1997, Parkway Properties LP, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary of Parkway Properties, Inc. is a 1% general partner, purchased the Raytheon Office Building in Houston, Texas for $15,980,000 from an unrelated party. The purchase was funded with advances under bank lines of credit with Deposit Guaranty National Bank at an interest rate of 7.53% and the assumption of an existing $7,958,000 first mortgage. The Raytheon Office Building is an eight-story building constructed in 1983 containing approximately 148,000 net rentable square feet. The building offers 736 parking spaces with 494 spaces located within a six-story parking garage next to the building. The Raytheon Building is located on 3.9 acres at 1250 West Sam Houston Parkway South in West Houston. The building is 100% leased with Raytheon Engineers and Constructors, Inc. occupying 147,000 square feet under a lease that expires in December 2005.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

          The following audited financial statement of the Raytheon Building for the year ended December 31, 1996 is attached hereto. Also included is the unaudited financial statement for the nine months ended September 30, 1997.

                                                             Page
                                                             ----
     Report of Independent Auditors                             4
     Statement of Rental Revenue and
       Direct Operating Expenses                                5
     Notes to Statement of Rental Revenue
       and Direct Operating Expenses                            6


     (b)  Pro Forma Consolidated Financial Statements

     The following unaudited Pro Forma Consolidated Financial
Statements are attached hereto.

                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         8
Pro Forma Consolidated Balance Sheet (Unaudited) -
  As of September 30, 1997                                     10
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1996                         11
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Nine Months Ended September 30, 1997                 12
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)                                       13


     (c)  Exhibits.

     (10)	 Purchase and Sale Agreement between RayVest Limited
Partnership, a Texas limited partnership ("Seller") and Parkway
Properties, L.P., a Delaware limited partnership ("Purchaser") dated September 17, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.





                  Report of Independent Auditors


The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of Raytheon Building for the year ended
December 31, 1996. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Parkway Properties, Inc., as described in Note 2, and is not intended to be a complete presentation of Raytheon Building revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of Raytheon Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of Raytheon Building for the nine months ended September 30, 1997 in accordance with the Statement on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of a financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of Raytheon Building for the nine months ended September 30, 1997 and, accordingly, do not express an opinion or any other form of assurance on the statement.


Jackson, Mississippi                       /s/ Ernst & Young LLP
November 11, 1997



                          Raytheon Building

                     Statement of Rental Revenue
                    and Direct Operating Expenses



                               Year Ended       Nine Months Ended
                            December 31, 1996   September 30, 1997
                           ------------------   ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents ...............  $2,224,767         $1,668,575
 Reimbursed charges and
   other income...............     538,197            403,650
                                ----------         ----------
                                 2,762,964          2,072,225
                                ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................     305,857            225,917
  Real estate taxes...........     191,506            143,630
  Maintenance services
    and supplies..............     169,060             80,608
  Janitorial services
    and supplies..............     147,675            109,245
  Management fees (Note 3)....      71,771             65,086
  Salaries....................     122,643	            92,929
  Insurance...................      25,181             15,203
  Security service............     179,959            157,593
  Administrative and
    miscellaneous expenses....      62,506             28,673
                                ----------         ----------
                                 1,276,158            918,884
                                ----------         ----------
Excess of rental revenue over
  direct operating expenses...	 $1,486,806         $1,153,341
                                ==========         ==========




                       See accompanying notes.









                         Raytheon Building

                Notes to Statement of Rental Revenue
                   and Direct Operating Expenses

                         December 31, 1996


1.  Organization and Significant Accounting Policies

    Description of Property

    A limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner expects to complete the acquisition of Raytheon Building (the "Building") in Houston, Texas effective November 17, 1997 from an unrelated party. The eight story building located in Houston, Texas and contains approximately 148,000 (unaudited) rentable square feet.

    Rental Income

    Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

    The future minimum rents on noncancelable operating leases at December 31, 1996 are as follows:

                        Year            Amount
                   --------------------------------
                        1997         $ 2,313,000
                        1998           2,313,000
                        1999           2,313,000
                        2000           2,304,000
                        2001           2,300,000
                     Thereafter        9,201,000
                                     -----------
                                     $20,744,000
                                     ===========

    The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

    One tenant, whose lease expires December 31, 2005, accounted for approximately 99% of the Building's rental revenue for the year ended December 31, 1996 and the nine months ended September
30, 1997 (unaudited).

2.  Basis of Accounting

    The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not be necessarily indicative of future operating results.

3.  Management Fee

    Management fees of approximately 3% of revenues received from the operations of the Building were paid to an unrelated management company.

                     PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)


     The following unaudited pro forma consolidated balance sheet as of September 30, 1997 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1996 and nine months ended September 30, 1997 give effect to the recent purchases of Parkway for the periods stated. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

     The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of Hightower Centre and Raytheon Building as well as the placement of non-recourse mortgage debt on BB&T, as if they had been consummated on September 30, 1997.

     The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1996.

BUILDING                            DATE OF PURCHASE

Raytheon Building                       11/17/97
Hightower Centre                        10/01/97
Morgan Keegan Tower                     09/30/97
First Tennessee Plaza                   09/18/97
Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97
Tensor                                  10/31/96
BB&T Financial Center                   09/30/96
Falls Pointe                            08/09/96
Roswell North                           08/09/96
Cherokee                                07/09/96
Courthouse                              07/09/96
400 Northbelt                           04/15/96
Woodbranch                              04/15/96
One Park 10 Plaza                       03/07/96




                    PARKWAY PROPERTIES, INC.

     Pro Forma Consolidated Financial Statements (continued)
                          (Unaudited)



     In addition to the purchases listed above, the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases, the December 24, 1996 sale of the Virginia Beach mortgage loan, the sale of 2,012,500 shares of common stock on January 22, 1997 and the sale of 3,000,000 shares of common stock on September 24, 1997 as if all the transactions had occurred January 1, 1996.

     These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the year ended December 31, 1996.




                  	PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
                    	PRO FORMA CONSOLIDATED BALANCE SHEET
                             	September 30, 1997
                                 (Unaudited)

                                Parkway    Pro Forma     Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments:
   Office buildings.............$310,130   $ 22,680(1-2)$332,810
   Land held for development....   1,721          -        1,721
   Accumulated depreciation..... (12,073)         -      (12,073)
                                --------   --------     --------
                               	 299,778     22,680      322,458
   Real estate held for sale:
     Land.......................   4,687          -        4,687
     Operating properties.......   1,497          -        1,497
     Other non-core
     real estate assets.........      58          -           58
   Mortgage loans...............     307          -          307
   Real estate partnership......     322          -          322
                                --------   --------     --------
                                 306,649     22,680      329,329
 Interest, rents receivable
   and other assets.............   7,365          -        7,365
 Cash and cash equivalents......     486        278          764
                                --------   --------     --------
                                $314,500   $ 22,958     $337,458
                                ========   ========     ========
Liabilities
Notes payable to banks..........$  8,200   $      -     $  8,200
Mortgage notes payable
  without recourse..............  67,960     22,958(2,3)  90,918
Accounts payable and other
  liabilities...................  10,692          -       10,692
                                --------   --------     --------
                                  86,852     22,958      109,810
                                --------   --------     --------
Stockholders' Equity
Common stock, $.001 par value,
  70,000,000 shares authorized,
  9,307,988 shares issued in
  1997..........................       9          -            9
Additional paid-in capital...... 199,018          -      199,018
Retained earnings...............  28,621          -       28,621
                                --------   --------     --------
                                 227,648          -      227,648
                                --------   --------     --------
                                $314,500   $ 22,958     $337,458
                                ========   ========     ========
                     See accompanying notes

             PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1996
                            (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(4) Pro Forma
                              ---------- -------------- ---------
                            (In thousands, except per share data)
Revenues
Income from office properties...$18,840    $40,060(a)   $58,900
Income from other real estate
  properties....................  1,773          -        1,773
Interest on mortgage loans......  1,740     (1,384)(d)      356
Management company income.......    784          -          784
Interest on investments.........    500          -          500
Dividend income.................    118          -          118
Deferred gains and other income.    324          -          324
Gains on real estate held
  for sale and mortgage loans...  9,909          -        9,909
Gain on securities..............    549          -          549
                                -------    -------      -------
                                 34,537     38,676       73,213
                                -------    -------      -------
Expenses
Office properties
  Operating expense.............  8,466     18,840 (a)   27,306
  Interest expense..............  3,526      3,900 (c)    7,426
  Depreciation and amortization.  2,444      5,400 (a)    7,844
  Minority interest.............    (28)         -          (28)
Other real estate properties
  Operating expense.............  1,379          -        1,379
Interest expense
  Notes payable to banks........    281          -          281
  Notes payable on wrap
    mortgages...................    340       (340)(e)        -
Management company expense......    673          -          673
General and administrative......  2,982          -        2,982
                                -------    -------      -------
                                 20,063     27,800       47,863
                                -------    -------      -------
Income before income taxes...... 14,474     10,876       25,350
Income tax expense..............    103          -          103
                                -------    -------      -------
Net income......................$14,371    $10,876      $25,247
                                =======    =======      =======
Net income per share............$  3.92                 $  2.91(5)
                                =======                 =======
Weighted average shares
  outstanding...................  3,662                   8,674
                                =======                 =======

                      See accompanying notes

             PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (Unaudited)

                                Parkway    Pro Forma    Parkway
                              Historical Adjustments(4) Pro Forma
                              ---------- -------------- ---------
                             (In thousands, except per share data)
Revenues
Income from office properties...$29,939    $16,541 (b)   $46,480
Income from other real estate
  properties....................    564          -           564
Interest on mortgage loans......     47          -            47
Management company income.......    398          -           398
Interest on investments.........    363          -           363
Dividend income.................    323          -           323
Deferred gains and other income.    100          -           100
                                -------    -------       -------
                                 31,734     16,541        48,275
                                -------    -------       -------
Expenses
Office properties
  Operating expense............. 12,678      7,614 (b)    20,292
  Interest expense:
    Contractual.................  3,856      1,600 (c)     5,456
    Amortization of loan cost...     68          -            68
  Depreciation and amortization.  3,795      2,231 (b)     6,026
  Minority interest.............     59          -            59
Other real estate properties
  Operating expense.............    361          -           361
Interest expense on bank notes:
  Contractual...................    657          -           657
  Amortization of loan costs....    126          -           126
  Interest expense on wrap
    mortages....................      -          -             -
Management company expense......    260          -           260
General and administrative......  2,540          -         2,540
                                -------    -------       -------
                                 24,400     11,445        35,845
                                -------    -------       -------
Income before gains.............  7,334      5,096        12,430
                                -------    -------       -------
Gain on sales
Gain on real estate held for
  Sale and mortgage loans.......  1,091          -         1,091
                                -------    -------       -------
Net income......................$ 8,425    $ 5,096       $13,521
                                =======    =======       =======
Net income per share............$  1.36                  $  1.48
                                =======                  =======
Weighted average shares
  outstanding...................  6,182                    9,116
                                =======                  =======
                      See accompanying notes

                    PARKWAY PROPERTIES, INC.

       Notes to Pro Forma Consolidated Financial Statements
                         (Unaudited)

1. On October 1, 1997, the Company purchased Hightower Centre in
Atlanta, Georgia for $6,700,000 from an unrelated party.
Hightower Centre consists of two multi-story buildings containing 78,199 rentable square feet with 332 parking spaces.

2. On November 12, 1997, the Company received funds totaling $15,000,000 from the placement of non-recourse mortgage debt on the BB&T office building in Winston-Salem, North Carolina. The loan fully amortizes over a 15-year period at an interest rate of 7.3%.

3. On November 17, 1997, the Company purchased the Raytheon
Building in Houston, Texas for $15,980,000, which included the assumption of an existing $7,958,000 first mortgage, from an unrelated party. Raytheon is an eight-story building constructed in 1983 containing approximately
148,000 net rentable square feet with 736 parking spaces with 494 spaces located within a six-story parking garage.

4.	The pro forma adjustments to the Consolidated Statement of
Income for the year ended December 31, 1996 and nine months ended September 30, 1997 set forth the effects of Parkway's purchase of the following as if they had been consummated on January 1, 1996.

BUILDING                            DATE OF PURCHASE

Raytheon Building                       11/17/97
Hightower Centre                        10/01/97
Morgan Keegan Tower                     09/30/97
First Tennessee Plaza                   09/18/97
Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97
Tensor                                  10/31/96
BB&T Financial Center                   09/30/96
Falls Pointe                            08/09/96
Roswell North                           08/09/96
Cherokee                                07/09/96
Courthouse                              07/09/96
400 Northbelt                           04/15/96
Woodbranch                              04/15/96
One Park 10 Plaza                       03/07/96

	In addition to the purchases listed above, the adjustments on the pro forma consolidated statements of income set forth the effect of the May 31, 1996 sale of 157 mortgage loans, the December 24, 1996 sale of the Virginia Beach mortgage loan and the placement of non-recourse mortgage debt on certain properties acquired during 1995 and 1996 or assumed in the purchases as if the transactions occurred
January 1, 1996. These pro forma adjustments are detailed below by property for the year ended December 31, 1996 and nine months ended September 30, 1997.

	The effect on income and expenses from real estate properties due to the above purchases are as follows:

	(a)  For the year ended December 31, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate     Operating     Depreciation
                       Properties       Expense         Expense
                       -----------   -------------   ------------
	One Park 10      $    299,000   $     160,000    $    25,000
   400 North Belt
   & Woodbranch      1,036,000         551,000         92,000
	Cherokee &
	  Courthouse
	  Road Bldgs.         917,000         480,000        124,000
	Falls Pointe &
	  Roswell North     1,161,000         439,000        191,000
	BB&T Financial
	  Center            3,072,000       1,055,000        413,000
 Tensor                810,000         530,000         64,000
 Forum II & III      2,749,000       1,331,000        370,000
 Charlotte Park      2,616,000       1,180,000        333,000
 Ashford II            649,000         441,000         50,000
	Courtyard at
	  Arapaho           2,196,000         948,000        340,000
	Meridian              843,000         503,000        236,000
 Vestavia              878,000         394,000        105,000
 Sugar Grove         1,082,000         643,000        174,000
	Lakewood II         1,915,000         839,000        259,000
	NationsBank Tower   4,094,000       1,782,000        464,000
	Fairway Plaza       1,408,000         682,000        151,000
	First Tennessee
	  Plaza             5,958,000       3,083,000        675,000
	Morgan Keegan
	  Tower             4,633,000       2,093,000        823,000
	Hightower Centre      981,000         430,000    		  151,000
 Raytheon Building   2,763,000       1,276,000        360,000
                   -----------     -----------     ----------
                   $40,060,000     $18,840,000     $5,400,000
	                  ===========     ===========     ==========

	Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

	(b)  For the nine months ended September 30, 1997:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
	Charlotte Park    $   505,000    $   208,000    $    69,000
 Ashford II             54,000         37,000          4,000
	Courtyard at
	  Arapaho             366,000        164,000         58,000
	Meridian              354,000        123,000         59,000
 Vestavia              240,000         91,000         26,000
 Sugar Grove           309,000        165,000         43,000
	Lakewood II           977,000        447,000        129,000
	NationsBank Tower   2,392,000      1,003,000        271,000
	Fairway Plaza         859,000        379,000         94,000
	First Tennessee
	  Plaza             4,253,000      2,080,000        477,000
	Morgan Keegan
	  Tower             3,327,000      1,665,000        618,000
	Hightower Centre      833,000        333,000        113,000
 Raytheon Building   2,072,000        919,000        270,000
                   -----------    -----------    -----------
	                  $16,541,000    $ 7,614,000    $ 2,231,000
	                  ===========    ===========    ===========

	Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(c) Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired during 1995 and 1996 and debt assumed upon purchase at the actual amounts and rates by property as if placed January 1, 1996 and is detailed below.

                                               Nine
	Property/Placement             Year Ended Months Ended
	    Date/Rate          Debt     12/31/96    9/30/97
	------------------ ----------- ---------- ------------
	IBM Building
	  2/96 7.78%       $ 4,800,000 $   41,000 $     -

	Waterstone
	  6/96 8.00%         5,620,000    185,000       -

 One Park 10
	  7/96 8.35%         4,700,000    196,000       -

	400 North Belt &
	  Woodbranch
	  7/96 8.25%        10,000,000    412,000       -

 Falls Pointe &
   Roswell North
   12/96 8.375%       9,850,000    766,000       -

	Lakewood II*
	  7/97 8.08%         6,910,000    558,000     294,000

 BB&T
   11/97 7.3%        15,000,000  1,095,000     821,000

 Raytheon Building*
   11/97 8.125%       7,958,000    647,000     485,000
                                ---------- -----------
                                $3,900,000  $1,600,000
                                ========== ===========

	*Assumed in purchase.

(d)	The January 1, 1996 pro forma effect of the sale of 157
mortgage loans on May 31, 1996 and the December 24, 1996 sale of the Virginia Beach mortgage loan is as follows:

                                      Year Ended
                                       12/31/96
                                     ------------
       	Interest Income:
        		Mortgage loans             $(1,384,000)





(e) The pro forma effect of the sale of the Virginia Beach mortgage loan on interest expense on notes payable on wrap mortgages for the year ended December 31, 1996 is a decrease of $340,000.

5.   The pro forma earnings per share for the year ended December
31, 1996 and the nine months ended September 30, 1997 reflect the sale of 2,012,500 shares of common stock under its existing shelf registration on January 22, 1997 and the sale of 3,000,000 shares of common stock on September 24, 1997.

6.	No additional income tax expenses were provided because of
the Company's net operating loss carryover and status as a REIT.

7.	All per share information for the year ended December 31,
1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14, 1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1996.




                            FORM 8-K

                     PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 2, 1997             PARKWAY PROPERTIES, INC.

                                    BY:	/s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary





                   PURCHASE AND SALE AGREEMENT

                             between

                   RAYVEST LIMITED PARTNERSHIP

                               and

                     PARKWAY PROPERTIES, L.P.


                       SEPTEMBER 17, 1997


                   PURCHASE AND SALE AGREEMENT


This Purchase and Sale Agreement ("Agreement") is made and entered into on or as of the Effective Date (as defined in Section 13.20), by and between RayVest Limited Partnership, a Texas limited partnership ("Seller") and Parkway Properties, L.P., a Delaware limited partnership ("Purchaser").

WHEREAS, Seller is the owner of a parcel of land located at 1250 West Sam Houston Parkway South, Houston, Harris County,
Texas, as more specifically described on Exhibit 1.2(a) attached hereto (the "Land"); and

WHEREAS, there are certain real property improvements in, on or under the Land consisting principally, but not exclusively, of an office building known as "The Raytheon
Building" (collectively, the "Improvements"); and

WHEREAS, Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller all of Seller's right, title and interest in and to the Land, Improvements, and the Personal Property (as defined below) pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, and the mutual covenants, agreements, representations and warranties contained in this Agreement, and intending to be legally obligated, Purchaser and Seller agree as follows:

                           ARTICLE 1

                       PURCHASE AND SALE

1.1 Purchase and Sale. Subject to the provisions of, and on the basis of the covenants, agreements, representations and warranties contained in this Agreement, Seller agrees to sell, transfer, assign and convey all of its right, title and interest in and to the Real Property and the Personal Property, as each are defined below (collectively referred to as the "Project") to Purchaser, and Purchaser agrees to purchase and acquire the Project from Seller (this "Transaction").

 	1.2  Real Property Identified.  As used herein, the "Real
Property" shall mean:

(a) Description of Land. The real estate described in Exhibit 1.2(a) attached hereto (the "Land").

(b) Description of Improvements. The Improvements, including The Raytheon Building, Houston, Harris County,
Texas containing approximately 147,000 rentable square feet, together with all building materials, fixtures, heating, ventilation and air conditioning systems, canopies, sidewalks, walkways, planters and landscape materials, and all other real property improvements owned by Seller and located in, on or under the Land or related to, used or available for use in the ownership, conduct, operation or maintenance of the Real Property.

(c) Rights and Appurtenances. All and singular, the rights and appurtenances pertaining to the Real Property, including, but not limited to, any right, title and interest of Seller in and to adjacent streets, roads, alleys, easements and rights-of-way.

1.3  Personal Property Identified.  As used herein, the
"Personal Property" shall mean:

(a) Description of Tangible Personal Property. The tangible Personal Property consists of all tangible personal property located on or attached to the Real
Property and owned by Seller and used or available for use by Seller in the ownership, operation and/or management of the Real Property and in the repair, operation and maintenance of the Project, including, without limitation, all of Seller's right, title and interest in all equipment, tools, machinery, furniture, furnishings, office and other supplies, inventories, spare parts and other tangible personal property located on or attached to the Real
Property. The tangible Personal Property specifically excludes all tangible personal property located in any management office at the Real Property which is owned by a third party. The tangible Personal Property is generally described on Exhibit 1.3 attached hereto.

(b) Description of Intangible Personal Property. The intangible Personal Property consists of all intangible personal property owned by Seller and used by Seller in connection with the operation and/or management of the Real
Property and in the repair, operation and maintenance of the Project and includes, without limitation, (i) all assignable guarantees and warranties (including those pertaining to construction of the Project, if any); (ii) all assignable licenses and other permits relating to the Project or the operation thereof; (iii) all assignable contracts, agreements and contract rights; (iv) rights, if any, to use the name "The Raytheon Building" on a non-exclusive basis with respect to the Project only; and (v) all leases, tenancies and rental agreements or arrangements with tenants (collectively "Leases" or any one individually
"Lease") and security, damage and other deposits and payments which have been collected by Seller with respect to the Leases and not retained by Seller in accordance with the terms of the Leases (collectively "Deposits").

                           ARTICLE 2

                        PURCHASE PRICE

2.1 Escrow Deposit. (a) Purchaser shall within two (2) business days following the Effective Date deliver to Texas State Title Company, attention: R. G. Cochran ("Title Company") the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) ("Escrow Deposit") in lawful funds of the United States of America. If Purchaser elects in writing not to proceed with this transaction prior to the conclusion of the Inspection Period or elects to terminate this Agreement pursuant to the express provisions hereof, then Title Company shall refund to Purchaser the Escrow Deposit and all interest accrued thereon. If Purchaser shall fail to terminate this transaction prior to the conclusion of the Inspection Period, the Escrow Deposit and all interest thereon, shall become non-refundable to Purchaser except in the case: (i) Seller's default; (ii) the non-satisfaction of the conditions set forth in Section 10.1; or
(iii) except as otherwise set forth herein, but shall be credited toward the Purchase Price upon Closing. Title Company is hereby instructed to invest the Escrow Deposit in an FDIC insured interest bearing account in the name of Purchaser. Purchaser's taxpayer identification number is 72-1344324. Purchaser and Seller hereby acknowledge and agree that all accrued interest on the deposit shall be credited to Purchaser, provided, however, in the event that this transaction does not Close due to an event of default by Purchaser and through no event of default of Seller unless Seller's performance is excused due to a prior default of Purchaser, the Escrow Deposit and all accrued interest thereon shall be delivered to Seller as herein set forth.

(b) The sole responsibility of Title Company shall be to hold and disburse the Escrow Deposit in accordance with the terms of this Agreement and, if a dispute shall arise with respect to the disposition of the Escrow Deposit, the Title Company may continue to hold such funds until receipt of written instructions acknowledged and agreed to by Purchaser and Seller or may deposit such funds with a court of competent jurisdiction of Harris County, Texas and interplead the Purchaser and Seller in connection therewith.

2.2 Purchase Price. Seller agrees to sell, and Purchaser agrees to purchase, the Project for a total purchase price equal to FIFTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($15,500,000.00) ("Purchase Price"), plus or minus prorations and other adjustments provided by this Agreement, upon and in accordance with the terms and conditions of this Agreement. Subject to the provisions hereof and at Purchaser's sole option, payment of a portion of the Purchase Price may be evidenced by assumption of the "Existing Indebtedness" (as defined below), such payment shall equal the amount of the outstanding principal balance of the existing note. The balance of the Purchase Price, plus or minus prorations, shall be paid in immediately available funds at Closing.

Subject to Purchaser's review of all loan documents relating to the Existing Indebtedness and of any required assumption documents, Purchaser may at its election assume Seller's obligations under the Loan Documents (as defined below) at Closing. Purchaser agrees to use reasonable efforts to cooperate with Lender in the assumption of the Existing Indebtedness and to secure the release of Seller of its liability under the Loan Documents. Seller acknowledges that Purchaser retains the right to request certain modifications and/or alterations to the Loan Documents (and to any assumption documents required by Lender) prior to its assumption thereof. In the event Lender is unwilling to allow Purchaser to assume the Existing Indebtedness on terms acceptable to Purchaser, then Purchaser may, in its sole and absolute discretion, terminate this Agreement, and receive a return of the Escrow Deposit together with all interest accrued thereon. In the event Lender is unwilling to release Seller from the Existing Indebtedness and all other liability under the Loan Documents, then Seller may, in its sole and absolute discretion, terminate this Agreement, in which case, the Escrow Deposit together with all interest thereon will be refunded to Purchaser and Seller shall reimburse Purchaser for its reasonable out-of-pocket expenses incurred in investigation of the Project in an amount not to exceed Thirty Thousand Dollars ($30,000.00) and, thereafter, neither Seller nor Purchaser will have any further obligations hereunder.

2.3 Independent Consideration. Seller and Purchaser acknowledge and agree that One Hundred and No/100 Dollars ($100.00) of the Escrow Deposit shall be paid to Seller if this Agreement is terminated for any reason (the "Independent Contract Consideration"). Moreover, Seller and Purchaser acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller's execution and delivery of this Agreement. At Closing (defined below) the Independent Contract Consideration shall be applied to the Purchase Price. In the event this Agreement is terminated for any reason, Seller shall be entitled to the Independent Contract Consideration.

                            ARTICLE 3

                         ESCROW; CLOSING

3.1 Escrow Agent. Title Company is authorized and instructed to act as escrow agent pursuant to the terms of this Agreement. By execution of the acknowledgment attached hereto, Title Company acknowledges receipt of the Escrow Deposit. Purchaser and Seller shall execute any additional escrow instructions reasonably required by Title Company to complete the transactions provided for herein provided that such instructions are not inconsistent with the terms of this Agreement.

3.2 Closing. Closing shall be on such date and location as mutually agreed to by Purchaser and Seller (hereafter referred to as "Closing Date" or "Closing") provided, however, in no event shall the Closing Date be more than fifteen (15) calendar days after the end of the Inspection Period.

3.3  Closing Costs.

(a) Seller's Payments. Seller shall pay the cost and expenses, if any, of (i) the title search and title insurance commitment for the owner's title insurance policy; (ii) the premium for the owner's extended coverage title policy and the cost of applicable endorsements waiving the survey and mechanics'/materialmen's lien exceptions; (iii) the fees for recording the deed conveying the Real Property; (iv) the survey, (v) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Project; and (vi) one-half of any escrow fees charged by Title Company, if any.

(b) Purchaser's Payments. Purchaser shall pay the cost and expenses, if any, of (i) the cost of any endorsements as Purchaser may obtain to the title insurance policy (other than deletion of the survey or mechanics'/materialmen's lien exception); and (ii) one-half of any escrow fees charged by Title Company, if any.

(c) Other Costs. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation (i) all costs and expenses stated herein to be borne by a party, and (ii) all of their respective consulting, accounting, investigation, legal and appraisal fees.

3.4 Prorations. The following prorations shall be made effective as of the Closing Date and, to the extent possible, shall be made tentatively at Closing:

(a) Proration Date. All prorations shall be made as of 12:01 a.m., according to the time zone in which the Project is located, on the Closing Date, as if Purchaser were vested with title to the Project during the entire
Closing Date.

(b) Rents. All rents under the Leases for the month in which Closing occurs which are actually received by Seller shall be prorated as of the Closing Date. All advance payments of rents, other than for the month in which Closing occurs, and all Deposits shall be paid by Seller to Purchaser at Closing. Delinquent rents and additional rents owed for the month during which Closing occurs (for the pro rata period of Seller's ownership of such Project) or prior to the month during which the Closing takes place shall remain the property of Seller, and Purchaser shall use reasonable efforts (not to include commencing any eviction action or other litigation to collect such delinquency) to collect such delinquent rents and additional rents for the benefit of Seller and shall cooperate with Seller in the collection of any such delinquent rents and additional rents. Seller shall retain the right to pursue all remedies (excluding eviction of tenants) against tenants from whom Purchaser is unable to collect such delinquent rents and additional rents despite reasonable efforts. All rent received by Purchaser after the Closing Date shall be applied first to current rentals and then to delinquent rentals, if any, in the inverse order of maturity.

(c)  Additional Rents.  Seller and Purchaser
acknowledge and agree that certain additional rents are collected on an estimated basis and are attributable to percentage rents, expense escalation reimbursements, operating expense pass throughs and/or common area maintenance reimbursements. The parties further agree to credit any difference in the amounts collected as compared to the actual expenses associated therewith to the applicable party effective as of the Closing Date.

(d) Taxes. Ad valorem and personal property taxes and assessments against the Project for the year of Closing shall be prorated between Seller and Purchaser as of the Closing Date. If actual taxes are unknown, they shall be prorated based upon the best available information from the local taxing authority. To the extent that the actual taxes for the current year differ from the amounts so apportioned at Closing, Seller and Purchaser shall make all necessary adjustments by appropriate payments between themselves following Closing.

(e) Utilities. Charges for utilities serving the Project shall be determined as of the day preceding the Closing Date, and Seller shall pay the amount of the utility charges to such date to the utility companies involved or to Purchaser in the event Purchaser is responsible for the payment of such utility charges. All utility deposits of Seller shall belong to Seller.

(f)  Contract Charges.  Charges with respect to
Contracts (as defined below) transferred and assigned to Purchaser shall be prorated as of the Closing Date.
Payments for obligations under leases of tangible Personal
Property transferred and assigned to Purchaser will be prorated as of the Closing Date. To the extent not reflected in the closing statements evidencing the Transaction contemplated by this Agreement, Purchaser and Seller agree to adjust between themselves outside of Closing any amounts which are the responsibility of the other party pursuant to this subsection.

(g) Operating Expenses. Except as otherwise provided herein, any and all expenses and payables relating to the operation, management or ownership of the Project arising or accruing prior to the Closing Date in the ordinary course of business are the responsibility of the Seller and will be paid by Seller promptly upon receipt of billing therefor.

(h) Leasing Costs. Seller shall be responsible for paying all costs, including, without limitation, tenant improvements and leasing commissions, associated with any new lease or any lease renewal, expansion or other modification executed by Seller prior to the expiration of the Inspection Period. If Purchaser acquires the Project,
Purchaser shall be responsible for paying the costs associated with all leases or any lease renewal, expansion or other modification executed after the end of the Inspection Period which have been approved by Purchaser and Seller shall receive a credit at Closing for any such costs previously paid by Seller. If, for any reason, Purchaser does not purchase the Project, Purchaser shall not be responsible or liable to any entity with respect to any such costs or leasing commissions.

(i) Escrow Accounts. Any escrow accounts required to be maintained by Seller pursuant to the Loan Documents shall be prorated as of the Closing Date.

(j) Lease Reimbursements. Notwithstanding the provisions of this Section 3.4 and Section 9.3, the tenants of the Project are obligated for certain base rental adjustments based on the operating expenses of the Project.
Seller and Purchaser acknowledge and agree that certain base rental adjustments may be collected on an estimated basis. The parties further agree to credit any difference in the amounts collected as compared to the actual lease reimbursements associated therewith to the applicable party effective as of the Closing Date.

The agreements with respect to prorations in this Section
3.4 shall survive Closing. Final settlement of all prorated items shall occur on or before 90 days after the Closing Date, or on the next business day if the 90th day is a Saturday, Sunday or legal holiday, except property taxes and delinquent and pass through rentals which shall be determined upon collection or the date upon which any such amounts shall become ascertainable. Contractual and tort liabilities accruing, or relating to events that occurred, prior to the Closing Date shall remain the responsibility of Seller.


                            ARTICLE 4

                          TITLE MATTERS

4.1 Title Report/Commitment for Title Insurance. Seller hereby instructs Title Company to prepare and deliver to Purchaser, Seller and the surveyor described below, at Seller's expense, within five business (5) days after the Effective Date a commitment to issue an owner's policy of title insurance to be issued by a title company reasonably acceptable to Purchaser (the "Title Commitment") covering the Real Property, showing all matters affecting title to the Real Property and binding Title Company to issue to Purchaser at Closing an owner's policy of title insurance on an ALTA (1970 form) Extended Form of policy in the full amount of the Purchase Price pursuant to Section 4.4 hereof. Seller and Purchaser further instruct Title Company to deliver to such parties copies of all instruments referenced in Schedule B, Section II of the Title Commitment.

4.2  Survey.  Within five (5) days after the Effective
Date, Seller shall, at its expense, order a survey or an update to a survey and shall use reasonable efforts to cause such survey to be delivered to Purchaser and Title Company within ten
(10) business days after the Effective Date. Such survey shall be a currently dated ALTA/ASCM land title survey of the Land and of the Improvements situated thereon (the "Survey"), prepared by a surveyor licensed by the State of Texas and certified to Purchaser and Title Company by such surveyors in conformity to the Certificate attached hereto as Exhibit 4.2(a). In addition to the requirements set forth in attached Exhibit 4.2(a), the Survey shall reflect the total area of the Real Property, the location of all improvements, recorded easements and encroachments, if any, located thereon and all building and set back lines and other matters of record with respect thereto. Said Survey shall also certify that the Land is not in an area identified by FEMA as having special flood or mudslide hazards which require flood insurance under the Flood Insurance Act of 1968. Seller shall provide at Closing a certificate to Purchaser and Title Company if requested, that there have been no improvements made to the Real Property since the date of the Survey which would materially alter the depictions on the Survey.

4.3  Title Defects.  Within seven (7) days after receipt of
the later of the Title Commitment and the Survey, Purchaser shall notify Seller of any title matters to which Purchaser objects (the "Title Defects") ("Purchaser's Notice"). Any matter disclosed in a Title Commitment or Survey and not objected to by Purchaser or subsequently waived by Purchaser shall be deemed a permitted exception ("Permitted Exception"). Seller shall notify Purchaser of Seller's decision not to cure any Title Defect within three (3) days after receipt of Purchaser's Notice; provided, however, Seller shall remove monetary liens relating to borrowed funds or other liens securing indebtedness of an ascertainable amount and mechanic or materialmen's liens, if any, except for the Existing Indebtedness if assumed by Purchaser. Seller's failure to respond shall be deemed a decision by Seller not to cure any Title Defect except for the Existing Indebtedness if assumed by
Purchaser.   Within three (3) days of Seller's election not to
cure certain Title Defects, Purchaser may elect to waive such Title Defects or terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon. Purchaser's failure to respond shall be deemed a decision by Purchaser to waive the Title Defects to which Seller decides not to cure. If the Title Defects that Seller elected to cure are not cured by Seller or waived by Purchaser on or before the Closing Date then Purchaser may (i) elect to waive the uncured Title Defects, or (ii) terminate this Agreement in which event Purchaser shall receive a return of the Escrow Deposit and all interest accrued thereon.

4.4 Title Insurance. At Closing, Seller and Purchaser shall instruct Title Company to issue a final update to the Title Commitment in which the "GAP" exception has been deleted, binding Title Company to issue to Purchaser an owner policy of title insurance (the "Title Policy") covering the Real Property in the full amount of the Purchase Price. The Title Policy shall be an ALTA Form 1970-B owner's policy of extended coverage title insurance containing such endorsements as may be reasonably requested by Purchaser and agreed to by Title Company subject only to: (a) current non-delinquent real estate taxes and assessments; (b) matters set forth in the Title Commitment and approved or waived by Purchaser; (c) any other matters approved in writing by Purchaser; (d) title exceptions caused by acts or omissions of Purchaser; and (e) matters excepted or excluded from coverage by the printed terms of the title insurance policy standard form (except for survey (if requested by Purchaser) and mechanics and materialmen's lien exceptions which shall be deleted). Purchaser shall use reasonable efforts to reach agreement with Title Company regarding any applicable endorsements during the Inspection Period.


                           ARTICLE 5

                      INFORMATION SCHEDULES

5.1 Information Schedules. Seller will deliver or cause to be delivered to Purchaser within ten (10) days after the Effective Date, copies of all schedules and documents referred to in this Agreement ("Information Schedules"), including the following schedules and other information described below:

(a) Rent Roll. A complete list and description, including all Deposits ("Rent Roll"), and true and complete copies, of all Leases.

(b) Delinquency Report. A complete list and description of any and all delinquencies or defaults under any of the Leases ("Delinquency Report").

(c)  Contracts.  An itemized schedule ("Contracts
Schedule") of all written and oral service, maintenance, management, leasing, brokerage, and other agreements, equipment or appliance leases, non-governmental franchises, contracts and arrangements relating or pertaining to the Project (collectively "Contracts"). Unless Purchaser makes written request to cancel any Contract contained in the Contracts Schedule prior to the end of the Inspection
Period, the Contracts contained in the Contracts Schedule shall be transferred and assigned by Seller to Purchaser at Closing, to the extent assignable. The Contracts Schedule shall note any Contracts which are not assignable or cancelable at Closing.

(d) Personal Property. A true and complete schedule and description ("Personal Property Schedule") of all material tangible Personal Property.

(e) Permits. A list ("Permits Schedule") of all current franchises, business or other licenses, bonds, permits, certificates of occupancy, authorizations and other evidences of consent, approval, authorization or permission relating to or affecting the Project
(collectively "Permits") of or from any person, including any governmental authority, held by Seller including any pending applications, but only to the extent that Purchaser may obtain or derive a benefit from such Permits after Closing. In lieu of providing a detailed Permits Schedule, Seller may provide to Purchaser copies of all Permits in its possession or control.

(f) Property Taxes. Copies of the two most recent tax statements with respect to the Project, including, without limitation, real and personal property taxes and any special assessments.

(g)  Warranties.  A list and description ("Warranty
Schedule") of all material third party bonds, warranties and guaranties, including any warranties relating to equipment, structures, roof, landscaping, parking lot or parking lot surfaces, if any, which are in effect with respect to or which benefit any portion of the Project.

(h) Repair History. A true and complete list of all major (i.e., costing more than $5,000) repairs of a capital nature which Seller has undertaken with respect to the Project during its ownership thereof.

(i) Operating Statements. Materially true and complete copies of all operating statements for the Project for the period September 1996 through the month ending
August 31, 1997.

(j) Prior Studies. True and complete copies of any prior third party studies and reports, in the possession of Seller or Seller's agents, affiliates or management companies relating in any manner to the environmental, structural, mechanical, or engineering status of any portion of the Project.

(k) Plans. Copies of all construction plans, diagrams and schematics of the Real Property and Improvements in Seller's possession or control made available to Purchaser at the Project.

                            ARTICLE 6

                           INSPECTION

6.1 Inspection Period. During the period beginning upon the Effective Date and ending at 5:00 p.m., local time, on the thirtieth (30th) day after the Effective Date (such period of time hereinafter referred to as the "Inspection Period"), Purchaser and/or its attorneys, consultants or employees ("Authorized Representatives") shall have the right to: (i) make a physical inspection of the Project subject to the rights of tenants, (ii) examine the financial and operating books and records relating to the Project maintained by or for the benefit of Seller, (iii) interview tenants of the Project, and (iv) conduct such non-destructive physical engineering, feasibility and other studies and tests on or of the Project as Purchaser considers to be appropriate. Purchaser and/or Purchaser's Authorized Representatives may also copy any documents referred to or described in the Information Schedules but not required to be provided to Purchaser as part of any such schedule. Notwithstanding the foregoing, Purchaser shall not be permitted to interfere unreasonably with Seller's operations at the Project or interfere with any tenant's operations at the Project, and the scheduling of any inspections, interviews, and/or testing shall take into account the timing and availability of access to tenant's premises, subject to and in accordance with tenants' rights under the Leases or as tenants may otherwise agree. Purchaser shall at all times conduct such due diligence in compliance with applicable laws and the terms of any leases of the Project, and in a manner so as to not cause undue damage, loss, cost or expense to Seller, the Project or the tenants of the Project, and Purchaser shall promptly restore the Project to its condition immediately preceding such inspections and examinations and shall keep the Project free and clear of any mechanic's liens or materialmen's liens in connection with such inspections and investigations. Seller shall have the right, at its option, to cause a representative of Seller to be present at all such inspections, reviews and examinations. Purchaser shall keep all information or data received or discovered in connection with such due diligence strictly confidential. Purchaser shall indemnify, protect, defend and hold Seller harmless from and against any obligation, liability, claim (including any claim for damage to property or injury to or death of any persons), lien or encumbrance, loss, damage, cost or expense, including attorney's fees (collectively, the "Loss"), in any way caused by the inspections or examinations of the Project by Purchaser or its agents or contractors. The foregoing indemnification shall survive the Closing or the termination of this Agreement for any reason.

6.2 Right of Termination. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have the right, for any reason in Purchaser's sole and absolute discretion, to terminate this Agreement by written notice to Seller on or before the expiration of the Inspection Period and Title Company shall immediately refund to Purchaser the Escrow Deposit and any interest thereon. In the event the transaction does not close for any reason other than a default by Seller, Purchaser shall deliver to Seller all materials, studies or documents received from third parties or Seller relating to the Project.

                            ARTICLE 7

            REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser's Representations and Warranties. Purchaser makes the following representations and warranties, as of the date of execution of this Agreement, which shall survive Closing and conveyance of the Project to Purchaser:

7.1	Authority.  Purchaser is a limited partnership, duly
formed, existing and in good standing under the laws of the State of Delaware; Purchaser has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers of the sole general partner of Purchaser and are authorized to do so.

7.2	Inspection.  Purchaser has made, or will make prior to
expiration of the Inspection Period, an independent investigation, to the extent Purchaser deems necessary or appropriate, concerning the physical condition, value, development, use, marketability, feasibility and suitability of the Project, including, without limitation, land use, zoning and other governmental restrictions.

7.3	No Other Seller Representations.  Except as expressly
set forth herein, Purchaser acknowledges that no representations or warranties, express or implied, have been made by Seller or Seller's representatives.

7.4	"AS IS, WHERE IS".  PURCHASER HEREBY EXPRESSLY
ACKNOWLEDGES THAT IT HAS INSPECTED AND EXAMINED OR WILL INSPECT AND EXAMINE THE PROJECT TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROJECT. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND OFFICE PROPERTIES AND THAT, EXCEPT AS SET FORTH IN ARTICLE 8, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS, AND THAT PURCHASER HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROJECT, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE PROJECT ON AN "AS IS, WHERE IS" BASIS WITHOUT REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE SET FORTH HEREIN AND IN THE DOCUMENTS OF TRANSFER RELATING TO THIS TRANSACTION.

    Initialed by:

    ________________			            	________________
    Seller					        	            Purchaser

                           ARTICLE 8

            REPRESENTATIONS AND WARRANTIES OF SELLER

Seller's Representations and Warranties. Seller makes the following representations and warranties as of the date of execution of this Agreement, which shall survive conveyance of the Project to Purchaser:

8.1	Authority.  Seller is a limited partnership, duly
formed, organized, existing and in good standing under the laws of the State of Texas. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action under its governing instruments; and the persons executing this Agreement and the other documents required hereunder are the duly designated officers or partners of Seller and are authorized to do so.

8.2	Indefeasible Title.  At the Effective Date and as of
Closing, Seller will own the Personal Property free and clear of all liens, claims, encumbrances, and rights of others, except the leased or financed equipment disclosed pursuant to Exhibit 1.3, and will convey same to Purchaser. Seller is not a party to any contract agreement, or commitment to sell, convey, assign, transfer or otherwise dispose of any portion or portions of the Project.

8.3	Liabilities.  Except as created by this Agreement or
disclosed in the Information Schedules or the documents referenced therein, there are no contractual obligations or to Seller's knowledge, any other liabilities of any type which might, with notice, passage of time or both, have a material adverse effect on the Project.

8.4	Contracts.  Except as disclosed in the Information
Schedules, there are no other management, leasing, brokerage, maintenance, service or other contracts relating to the Project. If Purchaser requests during the Inspection Period, any such existing contracts will be terminated at Closing.

8.5	No Undisclosed Matters.  To Seller's knowledge, there
are no unsatisfied written requests for material repairs, restorations or improvements from any insurance carrier or governmental authority. Seller has not received any written notice from any insurer of any defects or inadequacies in any part of the Project which would adversely affect its insurability, or written notice of any claims of any governmental agency to the effect that the construction, operation or use of any of the Project is in violation of any applicable law, ordinance, rule, regulation or order.

8.6	No Defaults.  Seller is not in default in respect of
any of its material obligations or liabilities pertaining to the Project (including, but not limited to, such obligations and liabilities under the Contracts or Leases). To Seller's knowledge, no present dispute or fact exists which might with notice, passage of time or both, give rise to a dispute under any Contracts or Leases.

8.7	Litigation.  There is no litigation pending or to
Seller's knowledge, threatened against Seller or the Project which relates to, or if decided adversely, could have a material adverse effect upon, the Project (including condemnation or similar proceeding).

8.8	Environmental Matters.  For the purpose of this
Agreement, the term "Hazardous Materials" shall mean (i) each and every substance included within the term "hazardous substance" or "hazardous waste" as defined in any one or more of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.A. Section 9601 et seq. (as heretofore amended), the Hazardous Materials Transportation Act of 1975, 49 U.S.C.A. Section 1801 et seq. (as heretofore amended), the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. Section 6901 et seq. (as heretofore amended) and any other federal, state or local environmental laws or regulations now or hereafter enacted; (ii) all substances to which the rules and regulations promulgated by any Federal or state agency pursuant to any one or more of said statutes applies; and (iii) any and all petroleum products and petroleum derivatives.
Seller represents unto Purchaser that the following matters are true as of the date of execution of this Agreement by Seller, and shall survive Closing and not merge into any documents delivered at Closing:

(i) Seller has no notice or knowledge of any (i) currently existing violations of federal, state, county or municipal environmental laws in respect to the Project, or (ii) past, pending or threatened administrative or judicial litigation or other legal proceedings including, without limitation, any enforcement proceeding under any federal, state, county or municipal statute, ordinance, rule or regulation concerning Hazardous Materials, relating to the Project, or of any settlement thereof; and

(ii)  to Seller's knowledge, there are no
underground storage tanks ("USTs") located on or below the Land

8.9	Certification of Rent Roll.  No person has any title,
interest or right to possession of any portion of the Project as a lessee, tenant or concessionaire of Seller except as shown on the Rent Roll. Except as disclosed in writing to Purchaser, the Rent Roll lists all Leases, amendments and modifications thereof. Seller is not, and to Seller's knowledge no tenant is, in default in the performance of or under any such Lease in any material respect except as disclosed in the Delinquency Report. The Rent Roll states all Deposits, prepaid rents and other deposits or prepayments for each Lease and Seller or Seller's agent are currently in possession of all such deposits. No tenant is entitled to any rebate, concession, special allowance or other benefits, except as stated in the Leases. To Seller's knowledge, no tenant has any counterclaim, defense or offset to any action for collection of rents or other amounts accruing after the Closing Date under any Lease. The rents and other sums due or to become due under each Lease have not been and will not be assigned, encumbered or subjected to any liens by Seller, except to Lender and to lenders whose liens shall be released at Closing. Except as disclosed in the Rent Roll, there has been no waiver of Seller's rights under or modification of any Lease or other documents executed by tenants in connection with the Leases which could have a material adverse affect thereon. To Seller's knowledge, except for the right of the tenants in possession under the Leases, there are no parties in possession of, or claiming any possession to any portion of the Project as lessees, tenants at sufferance, trespassers or otherwise. To Seller's knowledge, there has been no material, adverse change with respect to the information set forth in the Rent Roll or Delinquency Report. Except as disclosed in Exhibit 8.9, all leasing commissions payable in connection with the Leases have been paid in full. Exhibit 8.9 lists any and all leasing commissions and brokerage agreements which may be due and payable in connection with the Leases upon a subsequent renewal, expansion, modification or waiver of any rights by a tenant under the terms of the Leases. Seller has paid in full all leasing or similar commissions or payment obligations, if any, relating to any Lease. Purchaser is not assuming any obligations for tenant improvements or purported leasing commissions. Seller shall indemnify and hold Purchaser harmless for any Loss with respect to any claims by tenants or third party brokers for tenant improvements or leasing commissions not expressly assumed by Purchaser.

8.10	Existing Indebtedness.  The "Loan Documents" described
on Exhibit 8.10 constitute all of the loan documents relating in any manner to Seller's "Existing Indebtedness" to New York Life Insurance and Annuity Corporation ("Lender") which relates to the Project. The outstanding principal balance of the Existing Indebtedness as of the Effective Date is $8,028,078.44. The Loan Documents correctly and accurately state the terms and condition of the Existing Indebtedness. Except as disclosed in writing to Purchaser prior to the expiration of the Inspection Period, the Loan Documents contain the entire agreement between Seller, any guarantors and any lenders; are in full force and effect in accordance with their written terms; and, are valid obligations of the Seller, any guarantors and Lender. Seller is not, and to Seller's knowledge any guarantors and Lender are not in default in the performance of or under any of the Loan Documents in any material respect except as disclosed on Exhibit
8.10. Lender is not entitled to any payments, offsets or remuneration of any kind except as set forth in the Loan Documents. As of the Effective Date, and as of the Closing Date, Seller has complied with all requirements of the Loan Documents and is not in default thereunder.

8.11	Operating Statements.  To Seller's knowledge, the
Operating Statements are true, accurate and complete in all material respects and present fairly the results of operations for the periods indicated on a consistent basis.

8.12	Use of Project.  To Seller's knowledge, (i) no
governmental, public or private authority intends or desires to appropriate the use of or limit the use of any of the Project pursuant to any condemnation, eminent domain or similar proceeding; (ii) no fact or condition exists which will result in the termination of the Project's current access to and from existing streets and utilities.

8.13	Documentation.  To Seller's knowledge, all documents
which shall be delivered to Purchaser by or on behalf of Seller under this Agreement shall be accurate and complete in all material respects, including, without limitation, the Information Schedules.

8.14	FIRPTA.  Seller is not a "foreign person" (as defined
in the Internal Revenue Code and Income Tax Regulations). The provisions of the Foreign Investment in Real Property Tax Act of
1980, as amended, are not applicable to the Transaction.


                           ARTICLE 9

                           COVENANTS

Covenants of Seller. Seller covenants and agrees with Purchaser as follows:

9.1	Access.  Subject to the terms and conditions of
Section 6.1, during normal business hours prior to Closing, Seller agrees to give to Purchaser and its agents and representatives reasonable access to the Project and the books and records directly relating to the ownership, management, maintenance and operation of the Project, and all documents directly pertaining to the Project that are in the possession of Seller, or any of Seller's agents or representatives. Prior to Closing, Seller will furnish Purchaser with such additional financial and operating data and other information reasonably available to Seller as may be reasonably necessary for Purchaser to thoroughly evaluate the Project.

9.2	Additional Audits.  Purchaser shall have, in addition
to any inspection or audit rights contained elsewhere in this Agreement, the right to conduct a full audit of the books and records of Seller relating to the operations and financial results of the Property, in such form and at such time, including up to 270 days after Closing, as Purchaser may reasonably determine is necessary to comply with applicable securities laws requirements, including, without limitation, Regulation 210.3-14 promulgated under the Securities Exchange Act of 1934, as amended. All costs incurred as a result of a Purchaser's undertaking such audit shall be borne exclusively by Purchaser, including the cost of Seller's personnel, photocopying, and the like; however, Seller shall make available such books, records and materials as may be reasonably requested by Purchaser or its accountants in order to conduct such audit. All such audit activities shall be conducted at Seller's place of business in a commercially reasonable fashion during normal business hours and upon five (5) days prior notice from Purchaser to Seller. Purchaser will provide Seller a copy of such audit at no additional cost to Seller.

9.3	No Material Changes.  Prior to Closing, Seller shall:
(i) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Project; (ii) remedy all material violations of laws, ordinances, orders or requirements relating to the Project which are not caused by Purchaser and of which Seller has received actual notice and provide Purchaser with evidence of curing of same (provided that Seller shall not be required to expend more than $10,000, in the aggregate, with respect to such matters); and (iii) operate the Project on a basis consistent with historical operations including, without limitation, undertaking all reasonably required ordinary maintenance and repair of the Project. Prior to Closing, Seller also will not, without the prior written consent of Purchaser,
(i) sell, transfer or dispose or become obligated to sell, transfer or dispose of any of the Project, except for the use and consumption of inventory, office and other supplies and spare parts, and the replacement of worn out, obsolete and defective tools, equipment and appliances, in the ordinary course of the business, (ii) after the expiration of the Inspection Period except as specifically permitted by this Agreement, enter into any transaction, or make any commitment with respect to the Project other than in the ordinary course of the business, (iii) amend, renew, extend, modify or terminate any Contract, Permit or Lease except as contemplated by this Agreement or except in the ordinary course of business. Subject to Section 9.9 below regarding Seller's continued leasing obligations, prior to Closing, Seller shall operate and maintain the Project in substantially the same manner and condition as Seller has operated and maintained the Project immediately prior to the Effective Date. Seller will perform current or routine maintenance and repairs in the ordinary course of business of or to the Project as may be required or reasonably appropriate to operate and maintain the Project other than tenant improvements relating to new leases. Provided, however, that Seller shall not be obligated to make a capital expenditure in excess of $15,000 and in the event Seller elects not to make an expenditure greater than said amount, then Purchaser may terminate this Agreement and receive a return of the Escrow Deposit and all interest thereon. After expiration of the Inspection Period, Seller shall be required to gain Purchaser's written approval of any new or modified contract or agreement which will affect the operation of the Project.

9.4	Consents.  Seller and Purchaser shall each promptly
file or submit and diligently prosecute any and all applications or notices with federal, state and/or local authorities and all other requests with any private persons or entities for consents, approvals, authorizations and permissions which are reasonably considered necessary or appropriate by the other party for the consummation of the Transaction or to prevent the termination of any Lease, Contract or Permit, or any loss or disadvantage to the Project.

9.5	Payments.  Seller will cause to be paid when due or
shall be responsible for all taxes, license fees, trade accounts and costs and expenses of operation and maintenance of the Project incurred through the Closing Date, except amounts subject to proration under Section 3.4.

9.6	Cooperation.  Seller will reasonably assist and
cooperate with any environmental evaluation, study or audit of the Project prepared by, for or at the request of Purchaser.

9.7	Notification of Subsequent Events.  Prior to Closing,
Seller shall notify Purchaser of any written notice received by Seller of any material adverse change in or to the Project including, without limitation, any notice relating to any insurance contract or policy now held or owned by Seller to cancel or materially increase any premiums relating thereto.

9.8	Existing Loan Matters.  Seller shall use its
reasonable efforts to obtain the written consent to the transactions contemplated herein from all parties whose consent to the assumption by Purchaser of such Loan Documents is required thereunder, together with a release of Seller from any liability under the Loan Documents, and an "estoppel certificate" executed by Lender in the form attached hereto as
Exhibit 9.9 certifying that Loan Documents are in full force and effect and that no default exists thereunder. To the extent required by the Lender, Purchaser shall pay to the Lender any required loan transfer, assumption, or prepayment fee(s) imposed in connection with Purchaser's assumption or prepayment of the Existing Indebtedness from Seller, including, reasonable attorney's fees of Lender in an amount not to exceed $3,500.00; however, notwithstanding the foregoing, Seller shall pay any other transfer, assumption or other ancillary fees and costs of Lender (including reasonable attorneys' fees and any endorsements to Lender's existing mortgagee's policy of title insurance, but not attorneys' fees of Purchaser's counsel) imposed by any of such parties with respect to such consent and assumption. Purchaser shall reasonably cooperate with Seller in connection with such consent and assumption (and shall promptly deliver such information, including financial information, respecting Purchaser or its principals as any of such parties may request). Seller's sole obligations in connection with the consent matters herein contemplated (unless Purchaser agrees otherwise) shall be to utilize reasonable efforts to obtain such consents, and to reasonably cooperate with Purchaser to the extent necessary. If such consents are not obtained on or before the Closing Date, the obligation of Purchaser to purchase the Project shall terminate. Seller's sole obligation hereunder with respect to obtaining an "estoppel certificate" from the Lender shall be to utilize reasonable efforts to obtain such "estoppel certificate" (such reasonable efforts not including any obligation to institute legal proceedings or to expend any additional monies therefor, other than for minor administrative charges).

9.9	Estoppel Certificates.  Before the expiration of the
Inspection Period, Seller shall have delivered currently dated (no earlier than thirty (30) days prior to the scheduled Closing
Date) estoppel certificates in material conformance with the form attached hereto as Exhibit 9.9.1 from each major Tenant referenced on the Rent Roll or a Seller's estoppel certificate in the form attached hereto as Exhibit 9.9.2 for each non-major tenant not providing an estoppel certificate directly. "Major Tenant" shall include Raytheon Engineers and Constructors, Inc. Seller and Purchaser shall use reasonable efforts to obtain a Subordination Non-Disturbance and Attornment Agreement ("SD&A") in the form requested by any lender of Purchaser and from each Tenant requested by any such lender. Seller and Purchaser shall use reasonable efforts to negotiate the final form of any SD&A with the applicable tenant and lender during the Inspection Period.

9.10	Leasing.  Seller (and/or Seller's agents), in
consultation with Purchaser, shall continue in good faith to advance all leasing activities for the Project including, without limitation, new leases, renewals, extensions, expansions or other modifications. Provided, however, Seller shall not enter into any new lease or any renewal, expansion or other modification of any existing Lease without Purchaser's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

9.11	Leasing Commissions.  Except as set forth in Section
13.1 and Exhibit 8.9, there are no outstanding commissions, leasing, brokerage or otherwise, payable to any leasing agents, brokers, or similar type parties, regarding the sale of the Project or the execution, renewal, amendment, or modification of any Lease in the Project.
9.12	Knowledge Standard.  As used in this Agreement, "the
Seller's knowledge "or any similar phrase, shall mean the current actual knowledge of Ken Hatfield; provided, however, that nothing in this Agreement shall be deemed to create or impose any personal liability of any kind on Ken Hatfield. Ken Hatfield is the Vice President of Property Management with respect to the Project and as such has personal knowledge of the Project and its operations.

                           ARTICLE 10

                         CLOSING MATTERS

10.1 Conditions to Purchaser's Obligations. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Purchaser in writing at or prior to Closing:

(a) Satisfaction. The representations and warranties of Seller contained in this Agreement shall have been true on the date of this Agreement and on Closing. Seller shall have performed all obligations and complied with all covenants required by this Agreement.

(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to the acts or omissions of Seller.

(c) Certificates. Purchaser shall have received the estoppel certificates and the SD&A's as referenced in
Section 9.9 above, from or for each tenant referenced on the Rent Roll.

(d) Existing Indebtedness. Purchaser shall have approved and executed all documents necessary to assume the Existing Indebtedness on terms and in such form as approved by Purchaser, in its sole discretion.

(e) No Adverse Change. No material and adverse change shall have occurred without Purchaser's written consent, in the state or condition of the Project or in the title matters described in the Title Commitment and the Survey.

(f) Net Operating Income. Purchaser shall have verified to its reasonable satisfaction Seller's representation that the Project's annualized net operating income for 1997 is $1,7000,000. In computing the Project's net income for purposes of this paragraph, the parties shall include the Project's operating expense rental adjustments and the actual or reasonably projected operating expenses on an annualized basis.

(g) Assumption. Lender will have agreed prior to the expiration of the Inspection Period to permit the assumption of the Loan on terms acceptable to Purchaser.

(h) Lender's Estoppel. Purchaser shall have received a Lender's Estoppel in form and substance satisfactory to Purchaser.

10.2 Conditions to Seller's Obligations. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of each of the following conditions as of the Closing Date, except to the extent any such condition is waived in whole or in part by Seller in writing at or prior to Closing:

(a) Satisfaction. The representations and warranties of Purchaser contained in this Agreement shall have been true on the date of this Agreement and on Closing.
Purchaser shall have performed all obligations and complied with all covenants required by this Agreement.

(b) No Injunction. On the Closing Date, there shall be no third party injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions contemplated herein not be consummated as herein provided which relates to acts or omissions of Purchaser.

10.3 Closing Documents. At Closing, Seller shall deliver to Purchaser the following documents, all properly executed by Seller and delivered to Purchaser and/or executed by Purchaser and delivered to Seller shall be in a form reasonably acceptable to Purchaser and Seller and include, but are not limited to:

(a) Special Warranty Deed. A Special Warranty Deed in form attached hereto as Exhibit 10.3(a).

(b)  Assignment and Bill of Sale.  An Assignment and
Assumption Agreement and Bill of Sale in form attached hereto as Exhibit 10.3(b). Such Assignment and Bill of
Sale shall be joined in by Purchaser for the purpose of assuming all obligations under any assigned item arising from and after the Closing Date.

(c) Existing Indebtedness. Appropriate documentation to evidence the assumption by Purchaser of the Loan
Documents and the release of Seller from further liability thereunder as contemplated by this Agreement.

(d) Documents. Executed original copies, or copies certified as correct by Seller, if originals are not available, of (i) all Leases in force on the Closing Date covering portions of the Project and all other documents referred to in the Rent Roll, (ii) all Contracts and Permits of which Seller is aware transferred and assigned to Purchaser, (iii) all "as built" plans, specifications, surveys or other documents relating or pertaining to the Project in the possession of Seller (collectively "Plans"), including, but not limited to, all records relating to repair, renovation and maintenance of the Project; (iv) all notices to tenants relating to this Transaction and the receipt of security deposits as necessary or appropriate under applicable law; and (v) all other documents referred to in the schedules.

(e)  Rent Roll.  A current and updated Rent Roll.

(f) FIRPTA. Affidavit from Seller that Seller is not a foreign person as defined in the Foreign Investment in Real Property Tax Act of 1980, as amended, in the form attached hereto as Exhibit 10.3(f).

(g) Keys. All keys and master keys in Seller's possession or control to all locks located on the Project properly tagged for identification as well as cards keys and cards for the security systems, if any.

(h) Telephone and Mail. Such documents as may be reasonably requested by Purchaser and required by (i) the local telephone company to assign to Purchaser all of Seller's rights and interest in each telephone number or phone line used by Seller exclusively for the operation of the Project, and (ii) the U.S. Postal Service to assign to Purchaser all of Seller's rights and interest in each post office box and drawer exclusively for the operation of the Project.

(i) Evidence of Authority. Both parties will deliver to each other and the Title Company such evidence or documents as may reasonably be required evidencing the authority of any person who is executing any of the documents required hereunder.

(j) Miscellaneous. Such other documents as may be required under other provisions of this Agreement or as may reasonably be required by Purchaser to consummate the Transaction, so long as such document does not increase either party's liability or obligations hereunder, including, but not limited to, (i) a Closing Statement,
(ii) tenant's notice letter, (iii) an affidavit executed by Seller with regard to South Carolina withholding tax requirements and (iv) a Quitclaim Deed with the legal description contained in Exhibit 1.2(a) and/or the Survey, if the legal description of the Land contained in the Survey differs from the legal description contained in
Exhibit 1.2(a).

                          ARTICLE 11

                      DEFAULTS AND REMEDIES

11.1  Damages Against Purchaser.  IF PURCHASER DEFAULTS
UNDER ANY PROVISION OF THIS AGREEMENT AND CLOSING DOES NOT OCCUR, THEN SELLER SHALL BE RELEASED FROM ALL OBLIGATIONS IN LAW OR EQUITY TO CONVEY THE PROPERTY TO PURCHASER. PURCHASER AND SELLER AGREE THAT AS SELLER'S SOLE REMEDY FOR A DEFAULT HEREUNDER, BY WRITTEN NOTICE TO PURCHASER AND TITLE COMPANY, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE ENTITLED TO RECEIVE THE ESCROW DEPOSIT PLUS ACCRUED INTEREST THEREON AS LIQUIDATED DAMAGES. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT ACTUAL DAMAGES WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THEREFORE, THE SUM REPRESENTED BY THE ESCROW DEPOSIT PLUS ANY ACCRUED INTEREST THEREON SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE AND AGREED STIPULATION OF SELLER'S DAMAGES AND SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT THIS TRANSACTION FAILS TO CLOSE AS A RESULT OF PURCHASER'S DEFAULT. NOTWITHSTANDING THE FOREGOING, PURCHASER'S LIABILITY UNDER SECTION 6.1 HEREOF AND SHALL REMAIN IN FULL FORCE AND EFFECT.


     Initialed by:

     ________________				           ________________
     Seller						                   Purchaser

11.2  DAMAGES AGAINST SELLER.  IN THE EVENT THAT SELLER
FAILS TO PERFORM ALL OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT AND PURCHASER PERFORMS ALL OF ITS OBLIGATIONS OR TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THE TRANSACTION, THEN PURCHASER MAY MAKE WRITTEN DEMAND TO SELLER FOR PERFORMANCE OF THIS AGREEMENT. IF SELLER FAILS TO COMPLY WITH PURCHASER'S WRITTEN DEMAND WITHIN 30 DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, PURCHASER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, (II) SEEK SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT, OR
(III) TERMINATE THIS AGREEMENT AND PROMPTLY RECEIVE A FULL REFUND OF THE ESCROW DEPOSIT AND ALL INTEREST THEREON AND PAYMENT BY SELLER OF AN AMOUNT NOT TO EXCEED $25,000 IN ORDER TO REIMBURSE PURCHASER'S REASONABLE OUT OF POCKET EXPENSES ASSOCIATED WITH THIS TRANSACTION, BUT WITHOUT FURTHER LIABILITY ON PURCHASER'S PART. SELLER AGREES THAT THE PROJECT IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLER TO CONSUMMATE THE TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLER FAILS OR REFUSES TO CONSUMMATE THE TRANSACTION AND PURCHASER SEEKS SPECIFIC PERFORMANCE, SELLER SPECIFICALLY AGREES THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR PURCHASER, AND SELLER WAIVES AND AGREES NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR PURCHASER.

            Initialed by:

            ________________				              ________________
            Seller						                     Purchaser


                           ARTICLE 12

                          RISK OF LOSS

12.1 Risk of Loss. Prior to Closing, Seller shall have full risk of loss or damage with respect to the Project. Upon Closing, full risk of loss or damage with respect to the Project shall pass to Purchaser. For purposes of this Article, "loss or damage" shall mean the following: (i) any loss, damage, destruction or injury by fire, storm, accident, flood or other casualty or hazard to the Project; and (ii) any condemnation, eminent domain or other similar proceeding.

12.2 Minor Damage. In the event of loss or damage to the Project or any portion thereof (the "premises in question") which is not "major" as hereinafter defined), this Agreement shall remain in full and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of the Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event Seller elects to perform repairs upon the Project, Seller shall use reasonable efforts to complete such repairs promptly and if necessary, the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs; provided, however, Closing may not be extended for a period of more than thirty (30) days without the prior consent of Purchaser. The shortfall, if any, arising by reason of an insured loss is included as an operating expense that is passed through to the tenants, and thus Seller will be entitled to this reimbursement if and when collected.

12.3 Major Damage. In the event of a "major" loss or damage, Purchaser may either (i) terminate this Agreement and immediately receive a refund of the Escrow Deposit and all interest thereon, or (ii) it may proceed with this transaction and receive Seller's insurance proceeds, if any, for such damage, plus payment from Seller of the amount of the applicable insurance deductible relating thereto not to exceed the actual repair cost. In such event, Seller shall execute all documents reasonably requested by Purchaser to assign Seller's rights and interest to such insurance proceeds.

12.4 Definition of Major Loss or Damage. For purposes of Sections 12.2 and 12.3, "major" loss or damage refers to the following: (i) loss or damage to the Project or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage or loss would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Fifty Thousand Dollars ($50,000), and (ii) any loss or damage due to a condemnation which permanently or materially impairs the current use of the Project.

                           ARTICLE 13

                       GENERAL PROVISIONS

13.1 Brokerage Commission. Seller shall pay no brokerage commissions. Purchaser shall pay the commission owed to Stephen George, Inc. pursuant to a separate commission agreement.
Seller and Purchaser represent to each other that they have acted directly and independently with the other as principals and that neither Seller nor Purchaser have retained or authorized the services of any broker or finder with respect to this Transaction, except as noted herein. Seller agrees to indemnify and hold Purchaser harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Seller. Purchaser agrees to indemnify and hold Seller harmless from and against all claims, liabilities, and obligations for any commission, finder's fee, or other compensation in connection with this Agreement claimed by or through Purchaser.

13.2 Confidentiality. Unless Seller otherwise agrees in writing, Purchaser agrees that all confidential proprietary information regarding the Project of whatsoever nature made available to it by Seller or Seller's agents or representatives or developed by Purchaser ("Confidential Information"), is confidential and shall not be disclosed to any other person except those assisting Purchaser with this transaction, or Purchaser's lender, if any, except as required by law. The provisions of the foregoing sentence shall not apply to any information which is otherwise available to the public or which has been obtained from sources that are not subject to a similar confidentiality restriction or to disclosures as required by law. Further, Purchaser agrees not to use any Confidential Information for any purpose other than to determine whether to proceed with the transaction contemplated by this Agreement. Upon Closing, all such Confidential Information shall be the sole and exclusive property of Purchaser and not subject in any
manner to this confidentiality restriction.   Provided, however,
in the event the transaction contemplated by this Agreement does not close for any reason other than a breach by Seller, the provisions of this Section 13.2 shall survive the termination of this Agreement.

13.3 Entire Agreement. This Agreement, together with all exhibits or schedules either attached or delivered pursuant hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the purchase and sale of the Project. All prior to or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

13.4 Further Assurances. The parties agree to take such further action and execute such documents and instruments as may be reasonably required in order to more effectively carry out the terms of this Agreement and the intentions of the parties.

13.5 Modification, Waiver. Except as expressly contemplated herein, no modification, waiver, supplement or discharge of this Agreement shall be valid unless the same is in writing and signed by the party against whom the enforcement thereof is or may be sought. No waiver of a breach of any of the terms, covenants or conditions of this Agreement by either party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by either party hereunder shall be implied from any omissions by either party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

13.6 Severability. If any term, provision, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable to any extent by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

13.7 Successors. Subject to the restriction on assignment provided herein, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.8 Assignment. Purchaser may assign its rights under this Agreement to a wholly owned subsidiary of Purchaser, or to a limited partnership controlled by either Purchaser or its wholly owned subsidiary without Seller's consent; provided, however, no such assignment shall relieve Purchaser of its obligations hereunder and the assignee must sign an assumption agreement in form reasonably acceptable to Seller. Except as contemplated by the preceding sentence, Seller and Purchaser shall not assign their respective rights, obligations or interest under this Agreement without the prior written consent of the other.

13.9 Survival of Representations and Warranties. All obligations hereunder to be performed after Closing, and all warranties and representations contained herein, shall survive Closing and the delivery of the Limited Warranty Deed to Purchaser for a period of six (6) months after the Closing, at which time such warranties, representations and covenants shall terminate in all respects unless written notice of any such breach has been delivered to the breaching party prior to such date. Purchaser shall look solely to the escrow account described in Section 13.10 to satisfy any damages occasioned by Seller's breach of any representation or warranty contained herein.

13.10  Escrow Account.    Seller shall escrow One Hundred
Seventy-Five Thousand and no/100 Dollars ($175,000.00) from its proceeds from this Transaction with the Title Company pursuant to a separate written escrow agreement for six (6) months after Closing to be held in escrow by the Title Company to satisfy any claim(s) by Purchaser against Seller for a breach of its representations or warranties herein or in any Closing Documents or any adjustments necessary pursuant to the last paragraph of
Section 3.4.

13.11 Attorneys' Fees. If either party commences legal proceedings for any relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's reasonable attorneys' fees.

13.12 Time. Time is of the essence with respect to this Agreement.

13.13 No Other Inducement. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

13.14 Computation of Time Periods. All periods of the time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

13.15 Notices. Any notice, request, instruction or other document to be given or furnished under this Agreement by either party to the other party or to the Title Company shall be in writing and shall be delivered personally or shall be sent by facsimile transmission (with a copy sent by regular U. S. mail) or registered or certified mail, postage prepaid, or by prepaid overnight delivery service, at the address or telecopy number in this Section 13.15 or to such other address, telecopy number of person as either party may designate by written notice to the other party. A notice, request, instruction or other documents shall be deemed to be given (a) when delivered personally, (b) sent by facsimile transmission (with a copy sent by regular U.
S. mail), or (c) if sent by certified mail or overnight delivery service, at the time the delivery is indicated on the duly completed United States Postal Service return receipt or the time of package pick up as indicated on the records of or certificates provided by the overnight delivery service.

Seller:			RayVest Limited Partnership
Attention:  Ken Hatfield

Office Address:	1811 North Freeway
Suite 300
Houston, Texas  77060

Telephone Number:	(281) 820-0747
Telecopy Number:	(281) 820-1673

with a copy to:	Cochran, Rooke & Craft, L.L.P.
Attention:  John R. Cochran, Jr.

Office Address:	2200 Post Oak Boulevard, Suite 700
Houston, Texas  77056

Telephone Number:	(713) 621-6600
Telecopy Number:	(713) 621-8562

Purchaser:		Parkway Properties, L.P.
Attention:  Mitch Mattingly

Office Address:	12012 Wickchester, Suite 420
Houston, Texas  77079

Suite 1000, One Jackson Place
188 East Capitol Street
Jackson, Mississippi 39201

Mailing Address:	Post Office Box 24647
Jackson, Mississippi 39225

Telephone Number:	(281) 597-9475; (601) 948-4091
Telecopy Number	(281) 597-9575; (601) 949-4077

with a copy to:	Forman, Perry, Watkins, Krutz & Tardy, PLLC
Attention:  Robert C. Hutchison

Office Address:	Suite 1200, One Jackson Place
188 East Capitol Street
Jackson, Mississippi  39201

Telephone Number:	(601) 969-7840
Telecopy Number:	(601) 960-8600

13.16 Headings. The captions and paragraph headings used in this Agreement are inserted for convenience of reference only and are not intended to define, limit or affect the interpretation or construction of any term or provision hereof.

13.17 Exhibits. All schedules or exhibits referred to herein or attached hereto are incorporated herein by this reference.

13.18 Counterparts. This Agreement may be executed in multiple copies, each of which shall be deemed an original, but all of which shall constitute one Agreement binding on all parties.

13.19 Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Texas.

13.20  Effective Date.  The date of delivery to Title
Company of a fully executed counterpart of this Agreement, as evidenced by Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the
"Effective Date").

13.21 Limitation on Liability. Notwithstanding anything contained herein to the contrary, Seller and Purchaser acknowledge and agree that no limited partner of either of them, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of either of them or any affiliate of either of them (except an affiliate to which this Agreement has been assigned) shall have any personal liability, directly or indirectly, under this Agreement, or under any certificate, representation, warranty or other instrument delivered in connection herewith, and Seller and Purchaser shall have recourse hereunder only against the other's assets. Each document to be executed by either Seller or Purchaser at Closing shall contain a similar exculpation.


IN WITNESS WHEREOF, Seller and Purchaser have executed this
Agreement as of the Effective Date.

SELLER:

RAYVEST LIMITED PARTNERSHIP, a
Texas limited partnership

By:	RayVest GP, Inc., a Texas
corporation, its general
partner
Executed by Seller this
____ day of September, 1997		By:_______________________
Name:_____________________
Title:____________________


PURCHASER:

PARKWAY PROPERTIES, L.P., a
Delaware limited partnership
Executed by Purchaser
____ day of September, 1997	By:	Parkway Properties General
Partners, Inc., its sole
general partner


By:______________________
Name:____________________
Title:___________________

By:______________________
Name:____________________
Title:___________________


                 ACKNOWLEDGMENT BY TITLE COMPANY


Title Company hereby agrees to perform its obligations under this Agreement and acknowledge receipt of (a) the Escrow Deposit from Purchaser in the amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) on the _____ day of ______________,
1997 and (b) a fully executed counterpart of this Agreement on the _____ day of _____________, 1997.


Texas State Title Company, as
Agent for _____________ Title
Insurance Company



By: ______________________________
Name: ____________________________
Title:____________________________



                         EXHIBIT 1.2(a)

                       LEGAL DESCRIPTION






                           EXHIBIT 1.3

                        PERSONAL PROPERTY



                         EXHIBIT 4.2(a)

                     SURVEY CERTIFICATION

The plat of survey must be accompanied by a certificate meeting the following requirements:

1.	The certification should be by a registered land
surveyor.

2.	The certification should include the signature with
the seal and registration number of the certifying party.

3.	The certification should contain a jurat executed by a
notary public.

4.	If the surveyor finds that any easement furnished to
him which purports to affect the property does not, in fact, affect the property, he should specifically certify that such easement, identified by book and page of recording, does not affect the property.

5.	The form of certificate should be substantially as
follows:  "I,                       a registered land surveyor
do hereby certify to                     and
Title Company, that the accompanying plat of survey represents a true and correct survey made by me and has: (i) been prepared in accordance with the most current minimum standard detail requirements for a Land Title Survey adopted by the American Land Title Association and the American Congress on Surveying and Mapping; (ii) includes optional items 2-11 of Table A thereof; and (iii) has been prepared pursuant to the Accuracy Standards (as adopted by ALTA and ACSM) in effect on the date of this Certification of an Urban Survey of the following described
property (the "Project") on the       day of
     , 199   :

[Insert legal description]

I further certify that:

(i) 	the accompanying plat of survey correctly shows the
location of all buildings, structures, and other improvements situated on the Project,

(ii) except as shown, there are no visible easements or rights-of-way across the Property or other easements or rights-of-way affecting the Property of which the undersigned has been advised,

(iii) there are no party walls included in any buildings, structures, or other improvements on the Property,

(iv)	 except as shown, there are no encroachments on
adjoining premises, streets, or alleys by any of the buildings, structures, or other improvements on the Property, and

(v)	except as shown, there are no encroachments on the
property by any buildings, structures, or other improvements located on adjoining premises.



                           EXHIBIT 8.9

                    OUTSTANDING COMMISSIONS
                    AND BROKERAGE AGREEMENTS



                          EXHIBIT 8.10

                     EXISTING INDEBTEDNESS




                          EXHIBIT 9.9

                   FORM OF LENDER'S ESTOPPEL

Parkway Properties L.P.
1000 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

RE:	Assignment to Parkway Properties L.P. ("Buyer") by RayVest
Limited Partnership ("Seller"), of its obligations under New York Life Insurance and Annuity Company ("Lender") loan
#_____, in the original principal amount of $______________
(the "Loan")

Gentlemen:

Lender hereby certifies to Parkway Properties L.P., and its successors or assigns that:

(a)	All sums payable under the Loan have been paid through
______, 19___;

(b)	The outstanding principal balance of the Loan as of
_______               , 1997 is     _________	.

(c)	Attached hereto as Exhibit A are true and complete
copies of the following documents (the "Loan
Documents"):

1.	Promissory Note, dated April 28, 1995.

2.	Deed of Trust and Security Agreement dated April
28, 1995.

3.	Assignment of Rents and Leases, dated April 28,
1995.

4.	Escrow Agreement dated April 28, 1995.

(d)	The Loan Documents set forth the entire
agreement between the Lender and Seller, are in full force and effect in accordance with their terms and, to Lender's knowledge, have not, in any way, been amended, modified, or assigned;

(e)	To Lender's knowledge, there exists no
default by either party to the Loan
Documents, or other grounds for declaring an event of default thereunder;

(f)	Lender has not assigned or otherwise transferred any
of its interest under the Loan Documents.

(g)	Other than as set forth in Exhibit B, there are no
escrow, improvement accounts maintained, by Lender, or required to be maintained by Lender or funded by Seller in connection with the Loan Documents. Seller has met all of its obligations to fund any such accounts.

Lender understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced property and assuming the Loan and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


New York Life Insurance and
Annuity
Corporation

By:

Name:

Title:
			Date:                 _______



    EXHIBIT 9.9.1

               FORM OF TENANT ESTOPPEL CERTIFICATE


Parkway Properties, L.P.
1000 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

RE:	_______________________

Gentlemen:

The undersigned as Tenant hereby certifies to Parkway
Properties, L.P., and its successors or assigns ("Purchaser"), and any beneficiary under a deed of trust covering the above captioned property ("Mortgagee") that:

(a)	It is a Tenant of a portion of the captioned
property under a certain lease (the "Lease") as follows:

Landlord:

Tenant:

Lease Dated:

Amendment(s) Dated (if any):


Current Annual Base Rent:


Current CAM or Operating Expense Charges:


Square Footage:

Original term (or current option period, if applicable) expires:

Security Deposit and/or
Lease Deposit:  $

Outstanding Tenant Improvement Allowance (if any):
$_______________


Outstanding Leasing Commission (if any):
$______________

(b)	All rentals payable under the Lease have been paid
through ______, 19___; and except for _________, no
rent has been paid more than one month in advance of its due date.

 	(c)	That attached hereto as Exhibit A is a true
and complete copy of the Lease and all
amendments thereto.

(d)	Tenant has unconditionally accepted and
occupied the leased premises, is paying rent under the Lease without claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

(e)	The Lease sets forth the entire agreement
between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

(f)	There exists no default by either party to
the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

(g)	All requirements of the Lease have been
complied with and no charges, set-offs or other credits exist against the rentals;

(h)	The Lease contains, and Tenant has, no outstanding
options or rights of first refusal to purchase the Premises nor any part of the real property of which the Premises are a part.

(i)	Tenant has not assigned, mortgaged, sublet, encumbered
or otherwise transferred any of its interest under the Lease and has received no notice of any assignment, mortgage or encumbrance of the Lease by Landlord.

From and after the date that Purchaser acquires title to the
Project:

(j)	Tenant shall not agree to any alteration,
modification, amendment or termination of its Lease, nor subordinate or permit subordination of the Lease to any lien in favor of anyone other than Purchaser or Mortgagee, without first obtaining
Purchaser's or such Mortgagee's prior
written approval provided Tenant has been provided the name and address of such Mortgagee;

(k)	Tenant shall give any Mortgagee 30 days
notice of any default by the Landlord under the Lease and a reasonable opportunity for Mortgagee to cure any default upon Borrower's failure to do so;

(l)	Tenant will not pay rent in advance for more
than the current month without Mortgagee's prior written consent. No concession or allowance has been granted by Landlord which permits Tenant to occupy the leased premises without payment of Rent or any other financial obligation contained in the Lease, nor will Tenant accept such concession or allowance or negotiate for the same without the prior written consent of Purchaser or Mortgagee;

(m)	Purchaser may subsequently execute and
deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under the Lease as additional security for a loan secured by the _________________ Building, and Tenant hereby expressly consents to such Assignment and has no notice of a prior
Assignment of the Lease or the rents
thereunder;

(n)	Tenant will not look to any mortgagee, or
its successors or assigns, for the return of or credit for security deposit or prepaid rent, if any, unless said sums have been actually transferred to such mortgagee or its successors or assigns.

Tenant understands that Purchaser is relying on the above representations in connection with the purchase of the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.




By:
Name:
Title:
			Date:                _______


                           EXHIBIT 9.9.2

                FORM OF SELLER ESTOPPEL CERTIFICATE

Parkway Properties, L.P.
1000 One Jackson Place
188 East Capitol Street
Jackson, MS   39201

RE:	_____________

Gentlemen:

The undersigned as Landlord hereby certifies to Parkway
Properties, L.P. and its successors and assigns ("Purchaser") that:

(a)	It is a Landlord of a portion of the above
referenced property under a certain lease
(the "Lease") as follows:

Landlord:


Tenant:

Lease Dated:

Amendment(s) Dated (if any):

Current Annual Base Rent:

Current CAM or Operating Expense Charges:

Square Footage:

Original term (or current option period, if applicable) expires:

Security Deposit and/or
Lease Deposit:  $

Outstanding Tenant Improvement Allowance (if any):
$_______________
Outstanding Leasing Commission (if any):
$______________
(b)	All rentals payable under the Lease have been paid
through ________, 19___.
 	(c)	That attached hereto as Exhibit A is a true
and complete copy of the Lease and all
amendments thereto.

(d)	Tenant has unconditionally accepted and
occupied the leased premises, commenced
payment of rent under the Lease without
claim or right of set-off, or claim of any default by the Landlord, and is now conducting business on the premises;

(e)	The Lease sets forth the entire agreement
between the Landlord and Tenant, is in full force and effect in accordance with its terms and has not, in any way, been amended, modified, assigned or sublet;

(f)	There exists no default by either party to
the Lease, or other grounds for ceasing or reducing the payment of rental, or for cancellation or termination of the Lease;

(g)	All requirements of the Lease have been
complied with and no charges, set-offs or other credits exist against the rentals;

Landlord understands that Purchaser is relying on the above representations in consenting to purchase the above referenced building and does hereby warrant and affirm to and for the benefit of Purchaser, its successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof. Purchaser acknowledges that this Seller's Estoppel Certificate shall terminate upon delivery of a Tenant's Estoppel Certificate in a form reasonably acceptable to Purchaser and containing information consistent with the information set forth herein.


By:

Name:

Title:

Date:



                        EXHIBIT 10.3(a)
                FORM OF SPECIAL WARRANTY DEED

	SPECIAL WARRANTY DEED

THE STATE OF TEXAS
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS


THAT, RAYVEST LIMITED PARTNERSHIP, a __________ limited partnership (hereinafter called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration to Grantor in hand paid by PARKWAY PROPERTIES, L.P., a limited partnership (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto the said Grantee, all that certain lot, tract or parcel of land, together with all improvements thereon, lying and being situated in the County of Harris and State of Texas described on Exhibit A attached hereto, together with all rights and appurtenances thereunto belonging or appertaining, and all rights, titles and interests of Grantor in and to any and all roads, easements, streets and ways within, adjacent or contiguous thereto (hereinafter collectively referred to as the "Property").

This conveyance is subject to the valid and subsisting easements, restrictions, covenants, conditions and outstanding mineral and royalty interests affecting the Property and described on Exhibit B attached hereto.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its heirs, executors, legal representatives, successors and assigns forever; and Grantor does hereby bind itself, its heirs, executors, legal representatives, successors and assigns, to WARRANT and FOREVER DEFEND, all and singular the Property unto the said Grantee, its heirs, executors, legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Grantor, but not otherwise.



Grantee's address is

Parkway Properties, L.P.
1000 One Jackson Place
188 East Capitol Street
Jackson, Mississippi  39201

Current taxes on the Improvements have been prorated and payment thereof is assumed by Grantee.

EXECUTED this ____ day of _________________________, 1997.

GRANTOR:

RayVest Limited Partnership, a
____________ limited partnership

By:______________, its general
partner

    By:_______________________
    Name:_____________________
    Title:____________________

STATE OF __________

COUNTY OF _________

	(INSERT NOTARY ACKNOWLEDGMENT)


_______________________________
NOTARY PUBLIC

My commission expires:
____________________
(Affix official seal, if applicable)

PREPARED BY AND
AFTER RECORDING RETURN TO:

____________________________________
____________________________________
____________________________________
____________________________________


                         EXHIBIT 10.3(b)

                             FORM OF
                   BILL OF SALE AND ASSIGNMENT

              ASSIGNMENT AND ASSUMPTION AGREEMENT
                       AND BILL OF SALE

This ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE
("Assignment"), is made by and between _______________, a ______________ ("Assignor") and Parkway Properties, L.P., a
Delaware limited partnership  ("Assignee").

	W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement ("Purchase
Agreement") dated as of _______, 1997, by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon ("Project") as more particularly described in the Purchase Agreement; and

WHEREAS, the Purchase Agreement provides, inter alia, that Assignor shall assign to Assignee certain contractual and other intangible rights, that Assignee shall assume all of the obligations of Assignor with respect to the property so assigned from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	Assignment.  Assignor hereby assigns, sets over and
transfers to Assignee all tangible and intangible personal property owned by Assignor, located on the real property described on Exhibit A hereto, and used in the ownership, operation and maintenance of such real property including, without limitation, the following (collectively called the "Personal Property"):

(i)	All rights (if any) to use the name "The
Raytheon Building" to the extent such rights are assignable without expense to Assignor and only as such rights relate directly to the Project (but
Assignor does not represent that it has exclusive rights to use such trade name and Assignor has not registered the same in any manner);

(ii)	The items of personal property described on
Exhibit B hereto;

(iii)	The interest of Assignor under the
contracts and agreements described on Exhibit C hereto
(collectively, the "Contract");

(iv)	The interest of the landlord under the
tenant leases encumbering the real property described on Exhibit D hereto (collectively, the "Leases");

(v)	To the extent assignable without expense to
Assignor, the interest of Assignor in and to tenant lease files and correspondence relating to the Leases, plans and specifications with respect to the Project, promotional materials with respect to the leasing of space within the Project, warranties and guaranties relating to any of the other property to be conveyed pursuant to the Purchase Agreement, licenses and permits relating to the Project, and all other property to be conveyed pursuant to the Purchase
Agreement.

2.	Assignee's Assumption and Indemnification.  Assignee
hereby assumes the obligation to pay any and all liabilities and obligations arising or accruing under any of the Contracts and Leases on or after the effective date hereof. Assignee agrees to indemnify, defend and hold harmless Assignor from any loss, cost, claim, liability, expense or demand of whatever nature under any of the Contracts and Leases above arising or accruing on or after the effective date hereof.

3.	Assignor's Indemnification.  Assignor agrees to
indemnify, defend and hold harmless Assignee from any loss, cost, claim, liability, expense or demand of whatever nature under any of the property described in Paragraph 1 above arising or accruing prior to the effective date hereof.

4.	Special Warranty of Title.  Assignor does hereby bind
itself, its legal representatives, successors and assigns, to SPECIALLY WARRANT, and FOREVER DEFEND title to the property conveyed hereby unto Assignee, its legal representatives, successors and assigns, against every person whomsoever lawfully claiming or to claim same or any part thereof, by, through or under Assignor, but not otherwise.

5.	Limitation on Liability.  Notwithstanding anything
contained herein to the contrary, Assignor acknowledges and agrees that no limited partner of Assignee, nor any trustee, director, holder of any beneficial interests, shareholder, officer or employee of Assignee or any affiliate of Assignee shall have any personal liability, directly or indirectly, under this Assignment, and Assignor shall have recourse hereunder only against Assignee's assets.

6.	Miscellaneous.  This Assignment and the obligations of
the parties hereunder shall survive the closing of the transaction referred to in the Purchase Agreement, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made and to be wholly performed within said State, and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

EXECUTED TO BE EFFECTIVE as of the ______ day of ________________, 1997.

ASSIGNOR:

______________, a _______________


By:______________________________
Name:____________________________
Title:___________________________


By:______________________________
Name:____________________________
Title:___________________________





ASSIGNEE:


PURCHASER:

PARKWAY PROPERTIES, L.P.

By:  Parkway Properties General
Partners, Inc., its sole general
partner


By:_______________________________
Name:_____________________________
Title:____________________________

By:_______________________________
Name:_____________________________
Title:____________________________


EXHIBIT 10.3(f)

                    FORM OF FIRPTA AFFIDAVIT


STATE OF _______________
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ______________


Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Parkway Properties, L.P., a Delaware limited partnership ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by ________________, a _______________ ("Transferor"), the undersigned hereby certifies as follows:

1.	Transferor is not a foreign corporation, foreign
partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income
Tax Regulations);

2.	Transferor's U.S. employer identification number is:
#______________________;

3.	Transferor's office address is
_________________________________________;

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

EXECUTED to be effective as of the ____ day of ___________, 1997.

TRANSFEROR:
__________________________________


STATE OF ___________________
COUNTY OF __________________

	(INSERT NOTARY ACKNOWLEDGMENT)

__________________________________
NOTARY PUBLIC

My Commission Expires:______________________
[AFFIX NOTARIAL SEAL]






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